                                                                      Exhibit 21
                                    TXU CORP
                              SUBSIDIARY HIERARCHY


                                                                                                     State or Country
                                                                                                     of Incorporation
TXU Corp.                                                                                                   Texas
  TXU Capital I                                                                                           Delaware
  TXU Electric Company                                                                                      Texas
     TXU Electric Capital I                                                                               Delaware
     TXU Electric Capital II                                                                              Delaware
     TXU Electric Capital III                                                                             Delaware
     TXU Electric Capital IV                                                                              Delaware
     TXU Electric Capital V                                                                               Delaware
     TXU Electric Capital VI                                                                              Delaware
     TXU Electric Capital VII                                                                             Delaware
     TXU Electric Capital VIII                                                                            Delaware
     TXU Transition Bond LLC                                                                              Delaware
  TXU Energy Industries Company                                                                             Texas
     TXU SESCO Company                                                                                      Texas
     TXU Fuel Company                                                                                       Texas
     TXU Mining Company                                                                                     Texas
     TXU Holdings Company                                                                                 Delaware
       Communications License Holdings I, Inc                                                               Texas
    TXU Investment Company                                                                                  Texas
      Pinnacle One GP, LLC (1)                                                                            Delaware
         Pinnacle One Partners, L.P. (2)                                                                  Delaware
            TXU Communications Ventures Company                                                           Delaware
               TXU Communications Services Company                                                          Texas
               TXU Communications Telephone Company                                                         Texas
               TXU Communications Telecom Services Company                                                  Texas
               TXU Communications Transport Company                                                         Texas
                  East Texas Fiber Line, Inc.  (3)                                                          Texas
               Fort Bend Telephone Company                                                                  Texas
                  Fort Bend Cellular, Inc.                                                                  Texas
               Fort Bend Long Distance Company                                                              Texas
               Fort Bend Wireless Company                                                                   Texas
               TelCon, Inc.                                                                               Minnesota
               FBCIP, INC.                                                                                  Texas
    TXU Energy Services Company                                                                             Texas
        TXU Chilled Water Solutions Company                                                                 Texas
        TXU SEM Company                                                                                     Texas
        MyHomeKey.com, Inc. (4)                                                                           Delaware
        Pantellos Corporation (5)                                                                         Delaware
     TXU Business Services Company                                                                          Texas
     TXU Properties Company                                                                                 Texas
     Basic Resources Inc.                                                                                   Texas
     Chaco Energy Company                                                                                 New Mexico

     TXU Development Company                                                                                Texas
           EDC Four Inc. (6)                                                                               Delaware
           Encogen Four Partners, L.P. (7)                                                                 Delaware
           EDC Northwest Cogeneration, Inc.                                                                Delaware
           Encogen Northwest, L.P. (8)                                                                     Delaware
           EDC Palakkad Power Ltd.                                                                      Cayman Islands
               Enserch Power One Private Limited (9)                                                      Mauritius
           Enserch Power Two Private Limited (9)                                                          Mauritius
           EIL India, L.L.C. (10)                                                                           Texas
               Enserch India Private Limited (11)                                                           India
           Ensat Northwest Cogeneration Company (12)                                                        Texas
               Electron Fees, Inc.                                                                          Texas
           Enserch Development Corporation Hamakua, Inc.                                                    Texas
           Enserch Development Corporation Hawaii, Inc.                                                     Texas
               Encogen Hawaii, L.P. (13 )                                                                   Hawaii
           Enserch International Ltd.                                                                   Cayman Islands
               Enserch International Shenmu Ltd.                                                        Cayman Islands
      National Pipeline Company                                                                             Texas
           Enserch de Mexico S.A. de C.V. (14)                                                              Mexico
               Enserch de Monterrey S. A. de C. V. (15)                                                     Mexico
                   Compania Mexicana de Gas S.A. de C.V. (16)                                               Mexico
                        Gas Automotores, S.A. de C.V. (17)                                                  Mexico
                        Gas Natural de Apodaca, S.A. de C.V. (17)                                           Mexico
                        Gas Natural de Santa Cantarina, S.A. de C.V. (17)                                   Mexico
      TXU International Services Company                                                                    Texas

  TXU Gas Company                                                                                           Texas
      TXU Gas Distribution Company (an unincorporated division)
      TXU Lone Star Energy (an unincorporated division) TXU Lone Star
      Pipeline (an unincorporated division)
      TXU Processing Company                                                                               Delaware
      TXU Energy Trading Company                                                                            Texas
           TXU Energy Trading (California) Company                                                          Texas
           TXU Energy Trading Canada Limited                                                                Canada
           Energetica de Mexcio, S.A. de C.V. (18)                                                          Mexico
           Servicios de Energetica de Mexico, S.A. de C.V. (18)                                             Mexico
      ENS Holdings I, Inc.                                                                                  Texas
      ENS Holdings II, Inc.                                                                                 Texas
      TXU Vermont Insurance Company                                                                        Vermont
      ENSERCH E&C Holdings, Inc.                                                                            Nevada
           ENS Equipment Corporation                                                                       Delaware
           ENSERCH E&C, Inc.                                                                                Nevada
           Ebasco Cayman Limited                                                                        Cayman Islands
           Ebasco Services of Canada Limited                                                                Canada
           Engineering International Liquidating Company, Inc.                                            California
      TXU Gas Capital I                                                                                    Delaware

      Enserch Finance (II), Inc.                                                                              Texas
      Enserch Finance N.V.                                                                            Netherlands Antilles
      Enserch House, Inc.                                                                                     Texas
      TXU Receivables Company                                                                                Delaware
      LS Energy, Inc.                                                                                         Texas
      Lone Star Energy Services, Inc.                                                                         Texas
      Lone Star Gas Company of Texas, Inc.                                                                    Texas
      Enserch International Investments Limited                                                              Delaware
            Humphreys and Glasgow Limited                                                                United Kingdom

  TXU Finance (No. 2) Holdings, Inc.                                                                         Delaware
  TXU United Kingdom Holdings Company                                                                        Delaware
      TXU Finance (No. 1) Holdings Company                                                                   Delaware
      Lone Star Gas International, Inc.                                                                       Texas
      TXU International Holdings Limited (19)                                                            United Kingdom
           TXU Finance (No. 3) Limited                                                                   United Kingdom
           TXU Europe Limited                                                                            United Kingdom
               TXU Eastern Finance (A) Limited                                                           United Kingdom
               TXU Eastern Finance (B) Limited                                                           United Kingdom
                   TXU Eastern Funding Company (20)                                                      United Kingdom
               TXU Europe CP, Inc.                                                                           Delaware
                   TXU Europe Capital I                                                                      Delaware
                   TXU Europe Funding I, G.P.                                                                Delaware
               TXU Finance (No. 2) Limited (21)                                                          United Kingdom
                   TXU Germany Limited                                                                   United Kingdom
                        Stadtwerke Kiel (22)                                                                 Germany
                   TXU Europe (Spanish Holdings) Limited                                                 United Kingdom
                        TXU Europe (Espana) S.L.                                                              Spain
                   TXU Acquisitions Limited                                                              United Kingdom
                        The Energy Group Limited                                                         United Kingdom
                            Energy Holdings (No. 2) Limited                                              United Kingdom
                                 Consolidated Gold Fields Limited                                        United Kingdom
                                     Anglo-French Exploration Company Limited                            United Kingdom
                                     CGF Investments Limited                                             United Kingdom
                                     Energy Group International Limited (The)                            United Kingdom
                                     Exploration Ventures Limited (23)                                   United Kingdom
                                     Exven Limited (24)                                                  United Kingdom
                                     Global Energy Finance LLC                                               Delaware
                                     Gold Fields Industrial Holdings Limited                             United Kingdom
                                     Gold Fields Mining & Industrial Limited                             United Kingdom
                                         Angbur Investment Trust Limited                                 United Kingdom
                                              Rose, Lloyd & Co. Limited (25)                             United Kingdom
                                         Mining & Industrial Holdings Limited                            United Kingdom
                                     Gold Fields Rhodesian Development Company Limited                   United Kingdom
                                     Minven Minerals Limited (26)                                        United Kingdom
                                     New Consolidated Gold Fields Limited                                United Kingdom
                                     Peabody Resources (UK) Limited                                      United Kingdom
                                         Gold Fields Resources Limited (27)                              United Kingdom

                                         Gold Fields Industrial Limited                                  United Kingdom
                                              C. Tennant Leasing Limited                                 United Kingdom
                                              C. Tennant, Sons & Company Limited                         United Kingdom
                                                  Tennant Trading Limited                                United Kingdom
                                                  Tennant Security Limited                               United Kingdom
                                     Gold Fields Mahd Adh Dhahab Limited                                 United Kingdom
                                 Whitby Potash Limited                                                   United Kingdom
                            TXU Europe Group plc                                                         United Kingdom
                                 24 Seven Utility Services Limited (28)                                  United Kingdom
                                     24 Seven Contract Services Limited                                  United Kingdom
                                 Eastern Electricity plc                                                 United Kingdom
                                 Aspclear Limited                                                        United Kingdom
                                 Eastern Group Share Scheme Trustees Limited                             United Kingdom
                                 F.W. Cook (Mechanical Services) Limited                                 United Kingdom
                                 Offshore Oil and Gas Development Company Limited                        United Kingdom
                                 Star Security (U.K.) Limited                                            United Kingdom
                                 Eastern Group Insurance Services Limited                                  Isle of Man
                                 Eastern Corporate Insurance Limited                                       Isle of Man
                                 Eastern Generation Poland Sp. z.o.o.                                         Poland
                                 Eastern Energy Sp. z.o.o.                                                    Poland
                                 Eastern Power Sp. z.o.o.                                                     Poland
                                 Zamosc Energy Company Sp. z o.o. (29)                                        Poland
                                 Hidroelectric del Cantabrico (30)                                            Spain
                                     Synergia Trading S.A. (31)                                               Spain
                                 Eastern Norge Kobbelv A.S.                                                  Norway
                                 Eastern Norge Svartisen A.S.                                                Norway
                                 Web Energy Limited                                                         Mauritius
                                     Lanco Kondapalli Power Limited (32)                                      India
                                 Web Power Limited                                                          Mauritius
                                 Eastern Energy Limited                                                  United Kingdom
                                 TXU Europe Property Limited                                             United Kingdom
                                 Eastern Group Finance Limited                                           United Kingdom
                                 Eastern Leasing (4) Limited                                             United Kingdom
                                 TXU Europe Leasing (5) Limited                                          United Kingdom
                                 Eastern Private Network Management Limited                              United Kingdom
                                 TXU Europe Overseas Finance Limited                                     United Kingdom
                                     Teplarny Brno Holdings Limited                                      United Kingdom
                                         Teplarny Brno A.S. (33)                                            Czech Rep
                                              Energo Brno s.r.o. (34)                                       Czech Rep
                                              MS Elektro s.r.o. (35)                                        Czech Rep
                                              Stredisko Likvidace Odpadu (36)                               Czech Rep
                                              Teplene Rozvody s.r.o. (37)                                   Czech Rep
                                 TXU Finland Holdings Limited                                            United Kingdom
                                     Eastern PFS 8 Limited                                               United Kingdom
                                     Savon Voima Oy (38)                                                    Finland
                                         Salmi Voima Oy                                                     Finland
                                         Picksamaen Energia Oy                                              Finland
                                         Kymppiovima Oy                                                     Finland

                                 Logicalform Limited                                                     United Kingdom
                                     TXU Nordic Energy Oy (39)                                              Finland
                                         Pohjolan Voima Oy (40)                                             Finland
                                              PVO Hulppuvoima Oy                                            Finland
                                              PVO Veslvolma Oy                                              Finland
                                              Lansi Suomen Voima Oy (41)                                    Finland
                                              Tornionlaakson Voima Oy (42)                                  Finland
                                              Fingrid Oy                                                    Finland
                                              Mussalon Volma Oy                                             Finland
                                              Vellslluodon Volma                                            Finland
                                              Kemljarven Volma Oy                                           Finland
                                              Oulun Volma Oy                                                Finland
                                              Teolllsuuden Volma Oy (43)                                    Finland
                                              Oy Alholmes Kraft AB (44)                                     Finland
                                              PVO Lampovolma Oy                                             Finland
                                              Vasklluodon Volma Oy (45)                                     Finland
                                              Nokian Lampovolma Oy (46)                                     Finland
                                 Eastern Natural Gas Limited                                             United Kingdom
                                     TXU Europe Power Limited                                            United Kingdom
                                         Anglian Power Generators Limited                                United Kingdom
                                         Stallingborough CHP Limited                                     United Kingdom
                                         Citigen (London) Limited                                        United Kingdom
                                         Drakmarn Staff Limited                                          United Kingdom
                                         TXU Europe Power Development Limited                            United Kingdom
                                         TXU Europe Power Research Limited                               United Kingdom
                                         TXU Europe Merchant Generation Limited                          United Kingdom
                                         TXU Europe Merchant Properties Limited                          United Kingdom
                                         Peterborough Power Limited                                      United Kingdom
                                         Shotton Combined Heat and Power Limited                         United Kingdom
                                         Barking Power Limited (47)                                      United Kingdom
                                         TXU Europe Group Renewable Generation Limited                   United Kingdom
                                         TXU Europe Power Services Limited                               United Kingdom
                                         Nedalo B.V.                                                       Netherlands
                                         Nedalo (UK) Limited                                             United Kingdom
                                     Eastern Natural Gas (Retail) Limited                                United Kingdom
                                     E Gas Limited                                                       United Kingdom
                                         Eastern Gas Company Limited                                     United Kingdom
                                 TXU Europe Energy Trading Limited                                       United Kingdom
                                     TXU Europe (Ten) Limited                                            United Kingdom
                                     TXU Europe Natural Gas (Trading) Limited                            United Kingdom
                                     TXU Europe Energy Trading B.V.                                        Netherlands
                                         TXU Europe Energy Trading (UK) Limited                          United Kingdom
                                         TXU Europe Energy Trading Deutschland Gmbh                          Germany
                                         TXU Europe Energy Trading (Nederland) BV                          Netherlands
                                         TXU Europe Energy Trading (Poland) Sp. z.o.o                        Poland
                                 TXU Europe Ironbridge Limited                                           United Kingdom
                                 TXU Europe Capital Power Limited                                        United Kingdom
                                 TXU Europe Rugeley Limited                                              United Kingdom

                                 TXU Europe West Burton Limited                                          United Kingdom
                                 Eastern Distribution Services Limited                                   United Kingdom
                                 Eastern Electrical Contracting Limited                                  United Kingdom
                                 Eastern Electricity Contracting Limited                                 United Kingdom
                                 Eastern Electricity Energy Traders Limited                              United Kingdom
                                 Eastern Electricity Retail Limited                                      United Kingdom
                                 Eastern Energy Brokers Limited                                          United Kingdom
                                 Eastern Energy Management Limited                                       United Kingdom
                                 Eastern Energy Services Limited                                         United Kingdom
                                 Eastern Energy Trading Limited                                          United Kingdom
                                 Eastern Group Property Management Limited                               United Kingdom
                                 Eastern Group Telecom Limited                                           United Kingdom
                                 Eastern IT Services Limited                                             United Kingdom
                                 Eastern (Kobbelv) Limited                                               United Kingdom
                                 Eastern (Svartisen) Limited                                             United Kingdom
                                 Eastern Leasing (1) Limited                                             United Kingdom
                                 Eastern Leasing (2) Limited                                             United Kingdom
                                 Eastern Leasing (3) Limited                                             United Kingdom
                                 Eastern Limited                                                         United Kingdom
                                 Eastern Marketing Company Limited                                       United Kingdom
                                 Eastern Metering and Data Collection Limited                            United Kingdom
                                 Eastern Network Management Limited                                      United Kingdom
                                 TXU Europe High Marnham Limited                                         United Kingdom
                                     TXU Europe Drakelow Limited                                         United Kingdom
                                     Eastern PFS 6 Limited                                               United Kingdom
                                     Eastern Systems and Services Limited                                United Kingdom
                                     Eastern Twenty Six Limited                                          United Kingdom
                                     Energy Optimisation Limited                                         United Kingdom
                                     Gwynedd Power Limited                                               United Kingdom
                                     Questra Services Limited                                            United Kingdom
                                     Optima Gas Limited                                                  United Kingdom
                                     Optima Power Limited                                                United Kingdom
                                     Shield Collection and Recovery Services Limited                     United Kingdom
                                     Simple Heat Limited                                                 United Kingdom
                                     The Energy Merchant Limited                                         United Kingdom
                                     TXU Europe Managed Services                                         United Kingdom
                            Energy Group Holdings B.V.                                                     Netherlands
                                 Energy Group Overseas B.V.                                                Netherlands
                        Energy Holdings (No. 3) Limited                                                  United Kingdom
                            Energy (30) Limited                                                          United Kingdom
                            Energy Trustees Limited                                                      United Kingdom
                            Energy Holdings (No. 4) Limited                                              United Kingdom
                                 Energy Holdings (No. 5) Limited                                         United Kingdom
                                     Energy Group Finance plc                                            United Kingdom
                                     TEG Head Office Limited                                             United Kingdom
                                     Energy Holdings (No. 1) Limited                                     United Kingdom
                                         Major Insurance Company                                             Bermuda
                                 Alliedhike Limited                                                      United Kingdom

                                 Energy Nominees Limited                                                 United Kingdom
                                 Energy Resources Limited                                                United Kingdom

           TXU Australia (LP) No. 1 Limited                                                              United Kingdom
           TXU Australia (LP) No. 2 Limited                                                              United Kingdom
           TXU Australia Holdings (AGP) Pty. Ltd.                                                           Australia
               TXU Australia Holdings Limited Partnership (48)                                              Australia
                   TXU Australia Holdings Pty. Ltd.                                                         Australia
                        TXU Australia Pty. Ltd.                                                             Australia
                            TXU Electricity Limited                                                         Australia
                                 TXU (No. 14) Pty. Ltd.                                                     Australia
                                 TXU Networks Pty. Ltd.                                                     Australia
                                 Eastcoast Gas Pty. Ltd. (49)                                               Australia
                            TXU (No. 13) Pty. Ltd.                                                          Australia
                            Global Customer Solutions Pty. Ltd.                                             Australia
                            TXU Australia (Bairnsdale Power) Pty. Ltd.                                      Australia
                            TXU Australia Services Pty. Ltd.                                                Australia
                            Joule Resources Pty. Ltd.                                                       Australia
                            TXU Torrens Island Pty. Ltd.                                                    Australia
                            TXU (South Australia) Pty. Ltd.                                                 Australia
                            TXU (No. 6) Pty. Ltd.                                                           Australia
                                 TXU Australia (Queensland) Pty. Ltd.                                       Australia
                            TXU (No. 7) Pty. Ltd.                                                           Australia
                                 Western Underground Gas Storage Pty Ltd                                    Australia
                            TXU (No. 8) Pty. Ltd.                                                           Australia
                                 TXU (No. 9) Pty. Ltd.                                                      Australia
                                     TXU Pty. Ltd.                                                          Australia
                                         TXU Home Services Pty. Ltd.                                        Australia
                                     TXU Networks (Gas) Pty. Ltd.                                           Australia
                                         Gasmart (Vic) Pty. Ltd. (50)                                       Australia
                        TXU (No. 12) Pty. Ltd.                                                              Australia

___________________________
(1)   50% Class B Membership owned by TXU Investment Company.
(2) 49.75% limited partnership interest owned by TXU Investment Company, .5% general partnership interest owned by Pinnacle One GP, LLC.
(3)   63% owned by TXU Communications Transport Company.
(4)   16.1% owned by TXU Services Company.
(5)   5.389% owned by TXU Energy Services Company.
(6)   50% owned by TXU Development Company.
(7)   1% general partnership interest owned by TXU Development Company.
(8) 1% general partnership interest owned by EDC Northwest Cogeneration, Inc., 99% limited partnership interest owned by Ensat Northwest Cogeneration Company.
(9) 99% owned by EDC Palakkad Power Ltd. and 1% owned by Enserch International Ltd.
(10)  40% owned by TXU Development Company.
(11)  99% owned by EIL India, LLC.
(12)  49% owned by TXU Development Company.
(13) 1% general partnership interest owned by Enserch Development Corporation Hawaii, 49% limited partnership interest owned by TXU Development Company.
(14) 99% owned by National Pipeline Company and 1% owned by TXU Development Company.
(15) 99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by TXU Development Company.
(16)  60% owned by Enserch de Monterrey S.A. de C.V.
(17)  99% owned by Compania Mexicana de Gas S.A. de C.V.
(18) Joint venture with Gas de France ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Energy Trading Company ("Trading") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Trading.
(19) 85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TXU Finance (No. 1) Holdings Company.
(20) 50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance (B) Limited.
(21) 90% owned by TXU Europe Limited and 10% owned by TXU Finance (No. 2) Holdings Company.
(22)  51% owned by TXU Germany Limited.
(23)  50% owned by Energy Holdings (No. 2) Limited.
(24)  70% owned by Energy Holdings (No. 2) Limited.
(25) 50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining & Industrial Limited.
(26)  30% owned by Energy Holdings (No. 2) Limited.
(27) 80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK) Limited.
(28)  50% owned by TXU Europe Group plc.
(29)  49% owned by TXU Europe Group plc.
(30) 2.53% owned by Logicalform Limited and 4.53% owned by TXU Europe Group plc, 12.32% owned by TXU Energy 30 Limited.
(31) 50% owned by TXU Europe Group plc. and 50% owned by Hidroelectrica del Cantabrico, S.A.
(32)  30% owned by Web Energy Limited.
(33)  83.9% owned by Teplarny Brno Holdings Limited.
(34)  25% owned by Teplarny Brno A.S.
(35)  34% owned by Teplarny Brno A.S.
(36)  45% owned by Teplarny Brno A.S.
(37)  29% owned by Teplarny Brno A.S.
(38)  39.87% owned by TXU Finland Holdings Limited.
(39)  1% owned by Logicalform Limited.

(40)  60.2% owned by TXU Nordic Energy Oy.
(41)  19.9% owned by Pohjolan Voima Oy.
(42)  50% owned by Pohjolan Voima Oy.
(43)  56.8% owned by Pohjolan Voima Oy.
(44)  22% owned by Pohjolan Voima Oy.
(45)  50% owned by Pohjolan Voima Oy.
(46)  80.1% owned by Pohjolan Voima Oy.
(47)  13.5% owned by TXU Europe Power Limited.
(48) .05% owned by TXU Australia Holdings (AGP) Pty. Ltd., 49.75% owned by TXU Australia (LP) No. 2 Limited, and 49.75% owned by TXU Australia (LP) No. 1 Limited.
(49)  50% owned by Eastern Energy Limited.
(50)  33% owned by TXU Networks (Gas) Pty. Ltd.


Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.


                                  Affiliates

                                                              State or County
                                                              of Incorporation
                                                              or Organization

Enserch SACROC Inc. (1)                                            Texas
ENS Holdings Limited Partnership (2 )                              Texas
GTE Mobilnet of South Texas, L.P. (3)                              Texas
GTE Mobilnet of Texas RSA #11, L.P. (4)                            Texas
GTE Mobilnet of Texas RSA #17, L.P. (5)                            Texas
Texas RSA #11B Limited Partnership (6)                             Texas
ICMC Power Consortium, Inc. (7)                                   New York
ESN Holdings Limited (8)                                      United Kingdom
Electralink Limited (9)                                       United Kingdom
Non-Fossil Purchasing Agency Limited (10)                     United Kingdom
Electricity Association Limited (11)                          United Kingdom
Electricity Pension Trustees Limited (12)                     United Kingdom
Barking Power Limited      (13)                               United Kingdom
Gasmart (Vic) Pty. Ltd. (14)                                     Australia
EIP Holdings LLC (15)                                            Delaware
Shaanxi Shenmu Shenhua Enserch Power Generation LLC (16)           China
Master Registered Agreement Services (17)                     United Kingdom

________________

(1) 99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited Partnership.
(2) Limited Partnership: ENS Holdings II, Inc. (99%) and ENS Holdings I, Inc. (1%).
(3)    Limited Partnership:  TXU Communications Transport Company (2.34%).
(4)    Limited Partnership: TXU Communications Transport Company (18%).
(5)    Limited Partnership: TXU Communications Transport Company (17%).
(6)    Limited Partnership: TXU Communications Transport Company (18%).
(7)    12.93% owned by TXU Development Company.
(8)    6.97% owned by Eastern Electricity plc.
(9)    9.77% owned by Eastern Electricity plc.
(10)   8.3% owned by Eastern Electricity plc.
(11)   3.88% owned by Eastern Electricity plc.
(12)   5.99% owned by Eastern Electricity plc.
(13)   13.5% owned by Eastern Generation Limited.
(14)   33% owned by TXU Networks (Gas) Pty. Ltd.
(15)   20% ($2.5M) membership interest owned by TXU Energy Trading Company.
(16)   49% joint venture interest owned by Enserch International Limited.
(17)   5.55% owned by Eastern Electricity plc.